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                                                                  EXECUTION COPY

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                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of February 12, 2003

                by and among Phillips-Van Heusen Corporation and

                          the Other Signatories Hereto




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                                TABLE OF CONTENTS

                                      PAGE


ARTICLE I           DEFINITIONS..........................................  1

   SECTION 1.1           Definitions.....................................  1

ARTICLE II          REGISTRATION RIGHTS..................................  4

   SECTION 2.1           Shelf Registration..............................  4
   SECTION 2.2           Demand Registration.............................  6
   SECTION 2.3           Piggy-Back Registration.........................  8
   SECTION 2.4           Registration Expenses........................... 10
   SECTION 2.5           Registration Procedures......................... 10

ARTICLE III         INDEMNIFICATION...................................... 13

   SECTION 3.1           ................................................ 13

ARTICLE IV          OTHER REGISTRATION RIGHTS............................ 16

   SECTION 4.1           Best Registration Rights........................ 16
   SECTION 4.2           Assignment of Registration Rights............... 16

ARTICLE V           MISCELLANEOUS........................................ 16

   SECTION 5.1           Rule 144 Reporting.............................. 16
   SECTION 5.2           Holdback Agreement.............................. 17
   SECTION 5.3           Termination of Registration Rights.............. 17
   SECTION 5.4           Amendment and Modification...................... 17
   SECTION 5.5           Limitations on the CK Sellers................... 17
   SECTION 5.6           Binding Effect; Entire Agreement................ 17
   SECTION 5.7           Severability.................................... 17
   SECTION 5.8           Notices and Addresses........................... 18
   SECTION 5.9           Governing Law................................... 19
   SECTION 5.10          Headings........................................ 19
   SECTION 5.11          Counterparts.................................... 19
   SECTION 5.12          Further Assurances.............................. 19
   SECTION 5.13          Remedies........................................ 19
   SECTION 5.14          Pronouns........................................ 19
   SECTION 5.15          Jurisdiction.................................... 20

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of February 12, 2003 (this "Agreement"), by and among Phillips-Van Heusen Corporation, a Delaware corporation (the "Company"), Calvin Klein 2001 Revocable Trust (the "Klein Revocable Trust"), Barry Schwartz ("Mr. Schwartz"), Trust for the Benefit of the Issue of Calvin Klein (the "Klein Trust"), Trust for the Benefit of the Issue of Barry Schwartz (the "Schwartz Trust"), Stephanie Schwartz-Ferdman ("Schwartz-Ferdman"), Jonathan Schwartz ("J. Schwartz" and, together with the Klein Revocable Trust, Mr. Schwartz, the Klein Trust, the Schwartz Trust and Schwartz-Ferdman, and their transferees, heirs, successors and assigns, collectively the "CK Sellers"), and each of the Investors that signs a signature page annexed hereto (referred to hereinafter collectively as the "Investors" and individually as an "Investor").

                                    RECITALS:

         A. The Investors and the Company have entered into that certain Securities Purchase Agreement, dated as of December 16, 2002 (the "Purchase Agreement"), by and among the Company and the Investors pursuant to which the Investors will purchase, contemporaneously with the execution and delivery of this Agreement, 10,000 shares of Series B Convertible Preferred Stock of the Company (the "Series B Stock"), which will constitute all of the issued and outstanding shares of Series B Stock.

         B. It is a condition precedent to the purchase of such Series B Stock that the Company grant to the Investors registration rights with respect to the shares of Common Stock of the Company issuable on the conversion of the Series B Stock.

         C. The CK Sellers and the Company have entered into that certain Securities Purchase Agreement, dated as of December 17, 2002 (the "CK Purchase Agreement"), pursuant to which, among other things, the CK Sellers will acquire the PVH Shares.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1 Definitions. The following terms shall have the meanings ascribed to them below:

         "Affiliate" has the meaning set forth in the Investors' Rights
Agreement.



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         "Agreement" means this Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments thereto.

         "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

         "CK Registrable Securities" means the PVH Shares and any additional shares of Common Stock acquired by a CK Seller by way of a dividend, stock split, preemptive rights, recapitalization or other distribution in respect of the PVH Shares. As to any particular CK Registrable Securities, such securities shall cease to be CK Registrable Securities when (i) a Registration Statement with respect to the sale of such shares of Common Stock has been declared effective by the Commission and such shares of Common Stock have been disposed of pursuant to such effective Registration Statement, (ii) such shares of Common Stock shall have been or could be sold under circumstances in which all of the applicable conditions of Rule 144(k) (or any similar provisions then in force) under the Securities Act are met, (iii) such shares of Common Stock have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such Common Stock not bearing a restrictive legend and not subject to any stop order and such Common Stock may be publicly resold by the Person receiving such certificate without complying with the registration requirements of the Securities Act, or (iv) such shares of Common Stock shall have ceased to be outstanding.

         "CK Purchase Agreement" has the meaning set forth in the recitals.

         "CK Sellers" has the meaning set forth in the preamble to this Agreement.

         "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Common Stock" means the common stock, par value $1.00 per share, of the Company or other publicly traded securities into which the Series B Stock is now or hereafter convertible.

         "Company" has the meaning set forth in the preamble to this Agreement.

         "Demand Period" means the period commencing on the date hereof and ending on the date on which each of the Holders no longer owns Registrable Securities; provided, that during the Shelf Effective Period, the Company shall be obligated to effect an underwritten Demand Registration only if the managing underwriters of the Registrable Securities sought to be included in the Demand Registration are not willing to manage an underwritten offering of the Registrable Securities pursuant to the Shelf Registration Statement.

         "Demand Registration" has the meaning set forth in Section 2.2(a).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.



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         "Holder" has the meaning set forth in the Investors' Rights Agreement.

         "Holders' Counsel" has the meaning set forth in Section 2.4.

         "Indemnified Party" has the meaning set forth in Section 3.1(c).

         "Indemnifying Party" has the meaning set forth in Section 3.1(c).

         "Institutional Investor" has the meaning set forth in the Investors' Rights Agreement.

         "Investor" has the meaning set forth in the preamble of this Agreement.

         "Investors' Rights Agreement" shall mean that certain Investors' Rights Agreement, dated as of the date hereof, by and among the Company and the Investors.

         "J. Schwartz" has the meaning set forth in the preamble to this Agreement.

         "Klein Revocable Trust" has the meaning set forth in the preamble to this Agreement.

         "Klein Trust" has the meaning set forth in the preamble to this Agreement.

         "Mr. Schwartz" has the meaning set forth in the preamble to this Agreement.

         "Other Transferee" has the meaning set forth in the Investors' Rights Agreement.

         "Person" means any natural person, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

         "Piggy-Back Registration" has the meaning set forth in Section 2.3(a).

         "Purchase Agreement" has the meaning set forth in the recitals.

         "PVH Holders" means each of the Holders and CK Sellers.

         "PVH Securities" means each of the Registrable Securities and CK Registrable Securities.

         "PVH Shares" has the meaning set forth in the CK Purchase Agreement.

         "Registration Expenses" has the meaning set forth in Section 3.2.

         "Registrable Securities" means the shares of Common Stock into which the Series B Stock (now owned or hereafter acquired) are convertible and any additional shares of Common Stock acquired by a Holder of Series B Stock by way of a dividend, stock split, preemptive rights, recapitalization or other distribution in respect of the Series B Stock. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such shares of Common Stock has been declared



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effective by the Commission and such shares of Common Stock have been disposed of pursuant to such effective Registration Statement, (ii) such shares of Common Stock shall have been or could be sold under circumstances in which all of the applicable conditions of Rule 144(k) (or any similar provisions then in force) under the Securities Act are met, (iii) such shares of Common Stock have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such Common Stock not bearing a restrictive legend and not subject to any stop order and such Common Stock may be publicly resold by the Person receiving such certificate without complying with the registration requirements of the Securities Act, or (iv) such shares of Common Stock shall have ceased to be outstanding.

         "Registration Statement" means any registration statement of the Company which covers any of the PVH Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

         "Schwartz-Ferdman" has the meaning set forth in the preamble to this Agreement.

         "Schwartz Trust" has the meaning set forth in the preamble to this Agreement.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a Registration Statement under the Securities Act and, as applicable, any CK Seller who is selling CK Registrable Securities pursuant to a Registration Statement under the Securities Act.

         "Series B Stock" has the meaning set forth in the recitals.

         "Shelf Effective Period" has the meaning set forth in Section 2.1.

         "Shelf Registration Statement" has the meaning set forth in Section
2.1.

         "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

         "Violation" has the meaning set forth in Section 3.1(a).

                                   ARTICLE II
                               REGISTRATION RIGHTS

         SECTION 2.1 Shelf Registration.

              (a) Shelf Registration. On or prior to the 90th day following the date hereof, the Company shall prepare and file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission, covering all of the PVH Securities held by each of the PVH Holders (the "Shelf




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Registration Statement"). The Shelf Registration Statement shall be on Form S-3
(or any successor form then in effect) under the Securities Act (or another appropriate form reasonably acceptable to the Holders) permitting registration of such PVH Securities for resale by each of the PVH Holders in the manner or manners designated by them; provided, however that the CK Sellers shall not have the right to participate in any underwritten offering of Registrable Securities pursuant to Section 2.1(b) below. In no event shall the Company's obligation to effect an underwriting offering pursuant to Section 2.1(b) below reduce or relieve the Company of any obligation to effect and maintain the Shelf Registration Statement for the benefit of the other PVH Holders. The Company shall use its commercially reasonable efforts to effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as promptly as possible after the filing thereof, but in any event prior to the 180th day following the date hereof, and shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until such time as when all of the PVH Securities covered by such Shelf Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and each of the affected PVH Holders (the "Shelf Effective Period").

              (b) Underwriting. If, from time to time, the Holders owning Registrable Securities equal to at least 25% of the originally issued Series B Stock so elect, the prospectus relating to such Shelf Registration Statement shall be supplemented so that the offering of all or part of the Registrable Securities included therein shall be in the form of an underwritten public offering. Upon receipt of the request to supplement the prospectus relating to such Shelf Registration Statement, the Company will promptly give written notice of such underwritten offering to all other Holders holding Registrable Securities included in such Shelf Registration Statement. The right of any Holder to include Registrable Securities in such underwritten registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing Underwriter selected for such underwriting by the Company and reasonably acceptable to a majority of the Holders proposing to distribute their securities through such underwriting. Notwithstanding any other provision of this Section 2.1, if the managing Underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities to be included in such underwritten offering and the Company shall include in such underwritten offering only the aggregate amount of Registrable Securities that the Underwriter believes may be sold and shall reduce the amount of Registrable Securities held by the Holders to be included in such underwritten offering pro rata based on the Registrable Securities held by such Holders at the time of filing such supplement to the prospectus relating to the Shelf Registration Statement. The Registrable Securities excluded from, or not included in, such underwritten offering shall remain available for resale pursuant to such Shelf Registration Statement.

              (c) Limitations. No securities other than the PVH Securities shall be included among the securities covered by the Shelf Registration Statement unless all of the Holders of Registrable Securities covered by such Shelf Registration Statement shall have consented in



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writing to the inclusion of securities to be issued by the Company or securities held by other stockholders of the Company.

         SECTION 2.2 Demand Registration.

              (a) Demand Registration. At any time during the Demand Period, the Holders shall have the right to require the Company to file a Registration Statement under the Securities Act (a "Demand Registration") covering all or any part of their respective Registrable Securities by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by such Holder or Holders and the intended method of distribution thereof. In no event shall the Company's obligation to effect a Demand Registration reduce or relieve the Company of any obligation to effect and maintain the Shelf Registration Statement for the benefit of the other PVH Holders. Upon the receipt of such demand, the Company will (i) within ten days, give written notice of the Demand Registration to all other Holders and (ii) as soon as practicable, use its commercially reasonable efforts to effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such Demand Registration, pursuant to this Section 2.2(a):

                   (i) after the Company has effected three Demand Registrations pursuant to this Section 2.2(a), which registrations are deemed effective pursuant to Section 2.2(d) hereof;

                   (ii) if Registrable Securities equal to at least 25% of the originally issued Series B Stock or having an aggregate market value of at least $25,000,000 (which market value shall be determined by multiplying the number of Registrable Securities to be included in the Demand Registration by the proposed per share offering price) are not included in such Demand Registration;

                   (iii) if the Company shall have furnished to the Holders requesting a registration pursuant to this Section 2.2(a) a certificate signed by the Chairman of the Board of Directors or President of the Company stating that in the good faith judgment of the Board of Directors it would be detrimental to the Company and its stockholders for such registration statement to be filed at such time, then the Company's obligation to make such filing shall be deferred for a period not to exceed 180 days from the date of receipt of written request in respect of such Demand Registration; provided, however, that the Company shall not exercise such right more than once in any 12-month period;

                   (iv) during the period of time starting with the date 60 days immediately prior to the Company's estimated date of filing of, and ending on the date 90 days (or



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180 days in the case of an underwritten public offering) immediately following the effective date of any registration statement pertaining to securities issued for the account of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan); provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; provided, further, that the Company shall not exercise such right more than once in any 12-month period; or

                   (v) of any Registrable Securities if such Registrable Securities are then covered by an effective Registration Statement.

              (b) Limitations. Except as provided in Section 2.2 (c)(i) below, whenever the Company shall effect a Demand Registration pursuant to Section 2.2(a), no securities other than the Registrable Securities requested to be included shall be included among the securities covered by such registration unless all Holders of Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of securities to be issued by the Company or securities held by other stockholders of the Company.

              (c) Underwriting. If Holders of a majority of the Registrable Securities to be included in such Demand Registration so elect, the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten public offering and the Company shall so advise the other Holders as part of the notice given pursuant to Section 2.2(a) hereof. In such event, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing Underwriter selected for such underwriting by the Company and reasonably acceptable to a majority of the Holders proposing to distribute their securities through such underwriting.

                   (i) Right to Include Additional Shares in an Underwritten Demand Registration. The Company, subject to this Section 2.2(c), may elect to include in any Demand Registration in the form of an underwritten public offering, securities of the Company for its own account and/or any other shares of Common Stock which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Company after the date hereof in accordance with the terms of this Agreement; provided, however, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by the Holder or Holders making underwritten such Demand Registration.

                   (ii) Reduction. Notwithstanding any other provision of this
Section 2.2, if the managing Underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities to be included in such Demand Registration and the Company shall include in such registration only the aggregate amount of Registrable Securities that the Underwriter believes may be sold and shall reduce the amount of securities to be included in such registration, (i) first by eliminating those securities of any holders exercising piggyback registration rights granted by the



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Company after the date hereof in accordance with the terms of this Agreement,
(ii) second by eliminating securities offered by the Company, and (iii) third, by eliminating Registrable Securities, pro rata based on the Registrable Securities held by such Holders at the time of filing the Registration Statement

              (d) Effective Registration. A registration will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, such registration or the related, offer, sale or distribution of Registrable Securities thereunder is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of the Registrable Securities pursuant to the registration, and, as a result thereof, two-thirds of the Registrable Securities covered thereby have not been sold, then such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.2 is deemed not to have been effected or
(ii) the registration requested pursuant to this Section 2.2 does not remain effective until such time as when two-thirds of the Registrable Securities covered thereby have been sold or, with respect to an underwritten offering of Registrable Securities, until 45 days after the commencement of the distribution by the Holders of the Registrable Securities included in such Registration Statement, then the Company shall continue to be obligated to effect such registration pursuant to this Section 2.2 without giving effect to such requested registration. Each Holder of Registrable Securities shall be permitted to withdraw all or any part of its Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration, provided that such registration shall nonetheless count as a Demand Registration under Section 2.2(a) hereof unless such withdrawing Holder(s) agree(s) to be responsible for all reasonable fees and expenses (including reasonable fees and expenses of counsel) incurred by the Company prior to such withdrawal.

              (e) Withdrawal. The Company agrees to supplement the prospectus relating to the Shelf Registration Statement to withdraw any shares of the Registrable Securities on the Shelf Registration Statement in the event that such shares are to be sold pursuant to a Demand Registration.

         SECTION 2.3 Piggy-Back Registration.

              (a) Notice of Registration. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or for the account of any of its security holders, the Company will give to each PVH Holder written notice of such filing at least 20 days prior to filing such registration statement and such notice shall offer the PVH Holders the opportunity to register the number of PVH Securities as each such PVH Holder may request in writing. Upon the written request of such PVH Holder made within ten days after receipt of such notice by the Company (which request shall specify the PVH Securities intended to be disposed of by such PVH Holder), the Company shall include in such registration all of the PVH Securities specified in such request or requests in accordance with the provisions of this Section
2.3 (a "Piggy-Back Registration").



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              (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the PVH Holders as a part of the written notice given pursuant to Section 2.3(a) hereof. In such event, the right of any PVH Holder to registration pursuant to Section 2.3(a) hereof shall be conditioned upon such PVH Holder's participation in such underwriting and the inclusion of PVH Securities in the underwriting to the extent provided herein. All PVH Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing Underwriter selected for such underwriting by the Company. The Company shall use its commercially reasonable efforts to cause the managing Underwriter to permit the PVH Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company (whether sold by the Company or a security holder other than a PVH Holder) included therein and to permit the sale or other disposition of such PVH Securities in accordance with the intended method of distribution thereof. Notwithstanding anything to the contrary contained herein, if the managing underwriter advises the Company in writing that in its reasonable opinion the number of equity securities requested to be included in such Piggy-Back Registration exceeds the number which can be sold in such offering, the Company will include in such Piggy-Back Registration: (i) first, the number of shares to be offered by the Company; (ii) second, the number of shares of Common Stock requested to be included by the security holders of the Company exercising their demand registration rights; and (iii) third, that number of other shares of Common Stock proposed to be included in such Piggy-Back Registration, pro rata among all other security holders of the Company (including the PVH Holders) exercising their respective piggy-back registration rights thereof based upon the aggregate number which such holders (including the PVH Holders) propose to include in such Piggy-Back Registration; and the Company shall so advise all Holders and CK Sellers of such limitation (or exclusion, if applicable).

              (c) Right to Terminate Registration.

                   (i) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of the related Registration Statement and shall have no obligation to register any PVH Securities in connection with such registration, except to the extent provided herein. The Registration Expenses of such withdrawn Piggy-Back Registration shall be borne by the Company in accordance with Section
2.4 hereof.

                   (ii) Any PVH Holder shall have the right to withdraw its request for inclusion of its PVH Securities in any Piggy-Back Registration by giving written notice to the Company of its request to withdraw prior to the planned effective date of the related Registration Statement.

              (d) Failure to Effect. No registration effected under this Section 2.3, and no failure to effect a registration under this Section 2.3, shall relieve the Company of its obligation to effect and maintain a Demand Registration upon the request of Holders pursuant to Section 2.2 hereof or the Shelf Registration pursuant to Section 2.1 hereof, and no failure to effect a registration under this Section 2.3 and to complete the sale of the PVH Securities in connection therewith, shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 2.4 and 3.1).



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

         SECTION 2.4 Registration Expenses. In connection with registrations pursuant to Sections 2.1, 2.2 and 2.3 hereof, the Company shall pay all of the registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"), including, without limitation, all: (i) reasonable registration and filing fees, (ii) reasonable fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities and the CK Registrable Securities, as applicable), (iii) reasonable processing, duplicating and printing expenses, (iv) of the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) fees and expenses incurred in connection with the listing of the Registrable Securities and the CK Registrable Securities, as applicable, (vi) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested but not the cost of any audit other than a year end audit), (vii) fees and expenses of any special experts retained by the Company in connection with such registration, and (viii) reasonable fees and expenses of one firm of counsel for the Holders to be selected by the Holders of a majority of the Registrable Securities to be included in such registration ("Holders' Counsel"). Notwithstanding the foregoing, each Selling Holder shall be responsible for any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities of such Selling Holder.

         SECTION 2.5 Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each PVH Holder who is entitled to registration rights hereunder advised in writing as to the initiation of each registration and as to the completion thereof. In connection with any such registration:

              (a) The Company will promptly prepare and file with the Commission a Registration Statement on Form S-3 (or any successor form then in effect) under the Securities Act (or another appropriate form reasonably acceptable to the Holders) and use its commercially reasonable efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby; provided, however, the Company shall not be required to keep such Registration Statement effective for more than (i) 180 days in the case of registrations effected pursuant to Sections 2.2 and 2.3 hereof (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, or (ii) the Shelf Effective Period in the case of a Shelf Registration Statement.

              (b) The Company will promptly prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; cause the prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the prospectus.

              (c) The Company, at least 10 days prior to filing a Registration Statement or at least five days prior to filing a prospectus or any amendment or supplement to such Registration Statement or prospectus, will furnish to (i) each Selling Holder, (ii) Holders' Counsel and (iii) each Underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement and each amendment or supplement as proposed to be filed, together with exhibits thereto, which documents will be subject to reasonable review and approval (which approval may not be unreasonably withheld) by each of the foregoing within five days after delivery (except that such review and approval of any prospectus or any amendment or supplement to such Registration Statement or prospectus must be within three days), and thereafter, furnish to such Selling Holders, Holders' Counsel and Underwriters, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as such Selling Holders, Holders' Counsel or Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities and/or CK Registrable Securities (as applicable); provided, however, that notwithstanding the foregoing, if the Company intends to file any prospectus, prospectus supplement or prospectus sticker which does not make any material changes in the documents already filed (including, without limitation, any prospectus under Rule 430A or 424(b)), then Holders' Counsel will be afforded such opportunity to review such documents prior to filing consistent with the time constraints involved in filing such document, but in any event no less than one day.

              (d) The Company will promptly notify each Selling Holder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it at the earliest possible moment if entered.

              (e) On or prior to the date on which the Registration Statement is declared effective by the Commission, the Company will use all commercially reasonable efforts to (i) register or qualify the Registrable Securities and/or CK Registrable Securities (as applicable) under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests, and (ii) file all of the documents required to register such Registrable Securities and/or CK Registrable Securities (as applicable) with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities and/or CK Registrable Securities (as applicable) owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

              (f) The Company will notify each Selling Holder, Holders' Counsel and any Underwriter promptly and (if requested by any such Person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or prospectus or for additional information to be included in any Registration Statement or prospectus or otherwise, (iii) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities and/or CK Registrable Securities (as applicable) under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (iv) of the happening of any event which makes any statement made in a Registration Statement or related prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in the Registration Statement and prospectus not misleading in light of the circumstances in which they were made; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities and/or CK Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Selling Holder hereby agrees to keep any disclosures under subsection (v) above confidential until such time as a supplement or amendment is filed.

              (g) The Company will make generally available an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

              (h) The Company will enter into customary agreements reasonably satisfactory to the Company (including, if applicable, an underwriting agreement in customary form and which is reasonably satisfactory to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities and/or CK Registrable Securities.

              (i) The Company, during the period when the prospectus is required to be delivered under the Securities Act, promptly will file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

              (j) The Company will furnish to each Selling Holder a signed counterpart, addressed to such Selling Holder, of (i) an opinion of counsel for the Company, dated the effective date of the Registration Statement, and (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the Registration Statement, covering substantially the same matters with respect to the Registration Statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters, with respect to events subsequent to the date of the financial statements), in each case as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the Underwriters in underwritten public offerings of securities.

              (k) The Company shall cause all such Registrable Securities and/or CK Registrable Securities (as applicable) registered pursuant hereunder to be listed on each securities exchange on which similar securities of the same class issued by the Company are then listed.

              (l) The Company shall otherwise comply with all applicable rules and regulations of the Commission.

         The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of such Person's PVH Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission. The Company may exclude from such Registration Statement any Selling Holder who fails to provide such information.

                  Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(f) hereof, such Selling Holder will forthwith discontinue the disposition of such Person's PVH Securities pursuant to the Registration Statement covering such PVH Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.5(f) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Person's PVH Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective (including the period referred to in Section 2.5(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.5(f) hereof to the date when the Company shall make available to the Selling Holders covered by such Registration Statement a prospectus supplemented or amended to conform with the requirements of Section 2.5(f) hereof.

                                  ARTICLE III
                                 INDEMNIFICATION

         SECTION 3.1 In the event any PVH Securities are included in a Registration Statement under Article II:

              (a) The Company will indemnify and hold harmless each Selling Holder, each of its officers, directors, partners and trustees, and each person controlling such Selling Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to Article II, and each Underwriter, if any, and each Person who controls such Underwriter within the meaning of Section 15 of the Securities Act, against all expenses (including reasonable costs of investigation), claims, losses, damages or liabilities, or actions in respect thereof, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with any such registration, qualification or compliance ("Violation"), and the Company will reimburse each such Selling Holder, each of its officers, directors, and partners and each Person controlling such Selling Holder, each such Underwriter and each Person who controls any such Underwriter, for any legal and any other expenses (as such legal or other expenses are incurred) reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Selling Holder, controlling Person or Underwriter and stated to be specifically for use therein and provided further that the Company will not be liable for the failure of any Selling Holder to send a copy of a final prospectus, amendment or supplement to the claimant if copies of such final prospectus, amendment or supplement were made available to the Selling Holder by the Company and the claim would not have arisen if the final prospectus, amendment or supplement had been delivered to the claimant.

              (b) Each Selling Holder will, if such Person's PVH Securities are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each Underwriter, if any, of the Company's securities covered by such a Registration Statement, each Person who controls the Company or such Underwriter within the meaning of Section 15 of the Securities Act, and each other Selling Holder, each of its officers, directors and partners and each Person controlling such Selling Holder within the meaning of Section 15 of the Securities Act, against all expenses (including reasonable costs of investigation), claims, losses, damages or liabilities, or actions in respect thereof, arising out of or based on any Violation, and will reimburse the Company, such other Selling Holders, such directors, officers, Persons, Underwriters or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such Violation is made in such Registration Statement, prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Selling Holder and stated to be specifically for use therein. A Selling Holder will not be required to enter into any agreement or undertaking in connection with any registration under Article II providing for any indemnification or contribution on the part of such Selling Holder greater than the Selling Holder's obligations under this Section 3.1(b). Notwithstanding anything in this
Section 3.1(b), the aggregate amount which may be recovered from any Selling Holder pursuant to the indemnification provided for in this Section 3.1(b) shall be limited to the total proceeds received by such Selling Holder from the sale of such Selling Holder's PVH Securities (net of underwriting discounts and commissions) and the obligations of each Selling Holder pursuant to this Section
3.1 shall be individual and not several or joint and several.

              (c) Each party entitled to indemnification under this Article III (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought and the Indemnifying Party shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3.1, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. Such Indemnified Party shall have the right to retain separate counsel with respect to the defense of a claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party has failed to assume the defense and retain counsel within a reasonable time after notice of such claim, or (iii) the Indemnified Party shall have reasonably concluded that a conflict of interest between such Indemnified Party and Indemnifying Party may exist in respect of such claim. It is understood, however, that the Company shall, in connection with any one such claim, be liable for the fees and expenses of only one separate firm of attorneys (in addition to local counsel) at any time for all such Selling Holders not having actual or potential differing interests, which firm shall be designated in writing by a majority of the Selling Holders, and all such fees and expenses shall be reimbursed within 30 days after such fees and expenses are incurred. The Indemnifying Party will not, without the prior written consent of each Indemnified Party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Indemnified Party or any Person who controls such Indemnified Party is a party to such claim, action, suit or proceeding), if such settlement, compromise or consent (i) does not include an unconditional release of such Indemnified Party from all liability arising out of such claim, action, suit or proceeding or (ii) requires anything from the Indemnified Party other than the payment of money damages which the Indemnifying Party has agreed to pay in full.

              (d) If the indemnification provided for in this Section 3.1 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding anything in this Section 3.1(d), the aggregate amount which may be recovered from any Selling Holder pursuant to the contribution provided for in this Section 3.1(d) shall be limited to the total proceeds received by such Selling Holder from the sale of such Selling Holder's PVH Securities (net of underwriting discounts and commissions), less any amounts recovered from such Selling Holder under Section 3.1(b).

                                   ARTICLE IV
                            OTHER REGISTRATION RIGHTS

         SECTION 4.1 Best Registration Rights. The Company shall not in the future grant to any owner or purchaser of shares of capital stock of the Company registration rights that would provide for terms that are in any manner more favorable to the holder of such registration rights than the terms granted to the PVH Holders herein other than the number of demand registrations or the minimum amount of shares required to exercise demand registration rights (and the Company shall not amend or waive any provision of any agreement providing registration rights to others or take any other action whatsoever to provide for terms that are more favorable to other holders than the terms granted to the PVH Holders herein other than the number of demand registrations or the minimum amount of shares required to exercise demand registration rights).

         SECTION 4.2 Assignment of Registration Rights. Each Investor may assign its rights, interests and obligations under this Agreement to any: (i) direct or indirect partner, investor or participant of such Investor; (ii) other Investor;
(iii) Institutional Investor; (iv) Other Transferee; or (v) Affiliate of such Investor, in connection with a transfer of shares of Series B Stock and/or Common Stock to such Person in accordance with the Investors' Rights Agreement; provided, that in the event of such assignment, the assignee shall agree in writing to be bound by the provisions of this Agreement. The CK Sellers may not assign their rights, interests and obligations under this Agreement without the prior written consent of the Company and a majority of the Holders; provided, that, notwithstanding the foregoing, the CK Sellers shall be allowed to assign their rights, interests and obligations under this Agreement to family members, entities either controlled by or under common control with such CK Seller, financial institutions or institutional investors.

                                    ARTICLE V
                                  MISCELLANEOUS

         SECTION 5.1 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the PVH Securities to the public without registration, the Company agrees, so long as there are outstanding PVH Securities, to use its commercially reasonable efforts to:

              (a) to file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time while the Company is subject to such reporting requirements of the Exchange Act; and

              (b) furnish to the Holders forthwith upon a reasonable request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act.

         SECTION 5.2 Holdback Agreement. Subject to the provisions hereof, in the event the Company proposes to enter into an underwritten public offering, each Holder agrees to enter into a customary agreement with the managing Underwriters not to effect any sale or distribution of equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, during the period beginning on the date of such offering and extending for up to 180 days if so requested by the Company and the Underwriters; provided that such Holders shall not be so obligated unless the Company and each other selling stockholder owning 5% or more of the Company's outstanding Common Stock participating in such offering enter into the same or comparable lock-up agreement for the same period and further shall not be so obligated if such Holder then owns less than 5% of the outstanding Series B Stock; provided, further, that the Holders shall not be obligated to enter into more than one such agreement in any twelve-month period.

         SECTION 5.3 Termination of Registration Rights. The rights granted under this Agreement shall terminate, as to any Selling Holder, on the date on which such Selling Holder no longer owns PVH Securities.

         SECTION 5.4 Amendment and Modification. This Agreement may be amended, modified and supplemented, and any of the provisions contained herein may be waived, only by a written instrument signed by the Company and the Holders holding a majority of the Registrable Securities; provided, that no amendment, modification or supplement that adversely affects the rights of the CK Sellers hereunder may be made without the consent of a majority of the CK Sellers. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

         SECTION 5.5 Limitations on the CK Sellers. In any three month period, the CK Sellers shall only be permitted to sell in the aggregate, pursuant to the Shelf Registration Statement, that number of shares of Common Stock equal to the greater of: (i) 15% of the average reported trading volume of the shares of Common Stock on the New York Stock Exchange Composite Transaction Reporting System (if the Common Stock is not so listed on any national securities exchange, on the Nasdaq National Market or the Nasdaq SmallCap Market, then on the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization) as reported in the Wall Street Journal for the three month period immediately preceding such sale or sales or (ii) the maximum such CK Seller would be eligible to sell in accordance with Rule 144.

         SECTION 5.6 Binding Effect; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and executors, administrators and heirs. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         SECTION 5.7 Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

         SECTION 5.8 Notices and Addresses. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service, if personally served or sent by facsimile; on the business day after notice is delivered to a courier or mailed by express mail, if sent by courier delivery service or express mail for next day delivery; and on the third day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid and addressed as follows:

                  If to the Company:

                  Phillips-Van Heusen Corporation
                  200 Madison Avenue
                  New York, New York  10016
                  Attention: Vice President, General Counsel and Secretary
                  Facsimile: (212) 381-3970
                  Telephone: (212) 381-3509

                  with a copy (which shall not constitute notice) to:

                  Katten Muchin Zavis Rosenman
                  575 Madison Avenue
                  New York, New York  10022
                  Attention: David H.  Landau, Esq.
                  Facsimile: (212) 940-8776
                  Telephone: (212) 940-8800

         If to any Holder, at the most current address, and with a copy to be sent to each additional address, given by such Holder to the Company in writing, and copies (which shall not constitute notice) sent to:

                  Swidler Berlin Shereff Friedman, LLP
                  The Chrysler Building
                  405 Lexington Avenue
                  New York, New York 10174
                  Attention: Morris Orens, Esq.
                  Fax: (212) 891-9598

                  If to any CK Seller

                  at the address set forth in the CK Purchase Agreement

                  with copies to:

                  Grubman, Indursky & Schindler, P.C.
                  152 West 57th Street
                  New York, New York 10019
                  Attention: Arthur Indursky, Esq.
                  Facsimile: (212) 554-0444
                  Telephone: (212) 554-0400

                  and

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York 10019
                  Attention: James H. Schwab, Esq.
                  Facsimile: (212) 757-3900
                  Telephone: (212) 373-3000

         SECTION 5.9 Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal Laws of the State of New York, without regard to the conflicts of Law principles thereof which would specify the application of the Law of another jurisdiction.

         SECTION 5.10 Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

         SECTION 5.11 Counterparts. This Agreement may be executed via facsimile and in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

         SECTION 5.12 Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

         SECTION 5.13 Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law, it being agreed by the parties that the remedy at law, inducing monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

         SECTION 5.14 Pronouns. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

         SECTION 5.15 Jurisdiction. Each of the PVH Holders and the Company (a) hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in New York County, New York for the purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof brought by the Company, or any PVH Holder and (b) hereby waives and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

                            [SIGNATURE PAGES FOLLOW]

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              PHILLIPS-VAN HEUSEN CORPORATION


                              By:      /s/  Mark D. Fischer
                                       ----------------------------------------
                              Name:    Mark D. Fischer
                              Title:   Vice President

                              APAX EXCELSIOR VI, L.P.
                              By:      Apax Excelsior VI Partners, L.P.,
                                       Its General Partner
                              By:      Apax Managers, Inc.
                                       Its General Partner


                              By:      /s/  David Landau
                                       ----------------------------------------
                              Name:    David Landau
                              Title:   Vice President


                              APAX EXCELSIOR VI-A C.V.
                              By:      Apax Excelsior VI Partners, L.P.,
                                       Its General Partner
                              By:      Apax Managers, Inc.
                                       Its General Partner


                              By:      /s/  David Landau
                                       ----------------------------------------
                              Name:    David Landau
                              Title:   Vice President


                              APAX EXCELSIOR VI-B C.V.
                              By:      Apax Excelsior VI Partners, L.P.,
                                       Its General Partner
                              By:      Apax Managers, Inc.
                                       Its General Partner


                              By:      /s/  David Landau
                                       ----------------------------------------
                              Name:    David Landau
                              Title:   Vice President


                              PATRICOF PRIVATE INVESTMENT CLUB III, L.P.
                              By:      Apax Excelsior VI Partners, L.P.,
                                       Its General Partner
                              By:      Apax Managers, Inc.
                                       Its General Partner


                              By:      /s/  David Landau
                                       ----------------------------------------
                              Name:    David Landau
                              Title:   Vice President

                              APAX EUROPE V - A, L.P.
                              By:      Apax Partners Europe Managers Ltd.
                                       Its Investment Manager


                              By:      /s/  Adrian Beecroft
                                       ----------------------------------------
                              Name:    Adrian Beecroft
                              Title:   Managing Director


                              By:      /s/  Clive Sherling
                                       ----------------------------------------
                              Name:    Clive Sherling
                              Title:   Managing Director


                              APAX EUROPE V - B, L.P.
                              By:      Apax Partners Europe Managers Ltd.
                                       Its Investment Manager


                              By:      /s/  Adrian Beecroft
                                       ----------------------------------------
                              Name:    Adrian Beecroft
                              Title:   Managing Director


                              By:      /s/  Clive Sherling
                                       ----------------------------------------
                              Name:    Clive Sherling
                              Title:   Managing Director


                              APAX EUROPE V - C GMBH & CO. KG
                              By:      Apax Partners Europe Managers Ltd.
                                       Its Investment Manager


                              By:      /s/  Adrian Beecroft
                                       ----------------------------------------
                              Name:    Adrian Beecroft
                              Title:   Managing Director


                              By:      /s/  Clive Sherling
                                       ----------------------------------------
                              Name:    Clive Sherling
                              Title:   Managing Director

                              APAX EUROPE V - D, L.P.
                              By:      Apax Partners Europe Managers Ltd.
                                       Its Investment Manager


                              By:      /s/  Adrian Beecroft
                                       ----------------------------------------
                              Name:    Adrian Beecroft
                              Title:   Managing Director


                              By:      /s/  Clive Sherling
                                       ----------------------------------------
                              Name:    Clive Sherling
                              Title:   Managing Director


                              APAX EUROPE V - E, L.P.
                              By:      Apax Partners Europe Managers Ltd.
                                       Its Investment Manager


                              By:      /s/  Adrian Beecroft
                                       ----------------------------------------
                              Name:    Adrian Beecroft
                              Title:   Managing Director


                              By:      /s/  Clive Sherling
                                       ----------------------------------------
                              Name:    Clive Sherling
                              Title:   Managing Director


                              APAX EUROPE V - F, C.V.
                              By:      Apax Partners Europe Managers Ltd.
                                       Its Investment Manager


                              By:      /s/  Adrian Beecroft
                                       ----------------------------------------
                              Name:    Adrian Beecroft
                              Title:   Managing Director


                              By:      /s/  Clive Sherling
                                       ----------------------------------------
                              Name:    Clive Sherling
                              Title:   Managing Director

                              APAX EUROPE V - G, C.V.
                              By:      Apax Partners Europe Managers Ltd.
                                       Its Investment Manager


                              By:      /s/  Adrian Beecroft
                                       ----------------------------------------
                              Name:    Adrian Beecroft
                              Title:   Managing Director


                              By:      /s/  Clive Sherling
                                       ----------------------------------------
                              Name:    Clive Sherling
                              Title:   Managing Director


                              APAX EUROPE V - 1, L.P.
                              By:      Apax Partners Europe Managers Ltd.
                                       Its Investment Manager


                              By:      /s/  Adrian Beecroft
                                       ----------------------------------------
                              Name:    Adrian Beecroft
                              Title:   Managing Director


                              By:      /s/  Clive Sherling
                                       ----------------------------------------
                              Name:    Clive Sherling
                              Title:   Managing Director


                              APAX EUROPE V - 2, L.P.
                              By:      Apax Partners Europe Managers Ltd.
                                       Its Investment Manager


                              By:      /s/  Adrian Beecroft
                                       ----------------------------------------
                              Name:    Adrian Beecroft
                              Title:   Managing Director


                              By:      /s/  Clive Sherling
                                       ----------------------------------------
                              Name:    Clive Sherling
                              Title:   Managing Director

                              By:      /s/  Barry Schwartz
                                       ----------------------------------------
                                           Barry Schwartz


                              By:      /s/  Stephanie Schwartz-Ferdman
                                       ----------------------------------------
                                       Stephanie Schwartz-Ferdman


                              By:      /s/  Jonathan Schwartz
                                       ----------------------------------------
                                        Jonathan Schwartz


                              CALVIN KLEIN 2001 REVOCABLE TRUST


                              By:      /s/  Calvin Klein
                                       ----------------------------------------
                                       Calvin Klein, as trustee


                              TRUST F/B/O ISSUE OF CALVIN KLEIN


                              By:      /s/  Flore Klein
                                       ----------------------------------------
                                       Flore Klein, as trustee


                              By:      /s/ Deirdre Miles-Graeter
                                       ----------------------------------------
                                       Deirdre Miles-Graeter, as trustee


                              TRUST F/B/O ISSUE OF BARRY SCHWARTZ


                              By:      /s/ Sheryl Rona Schwartz
                                       ----------------------------------------
                                       Sheryl Rona Schwartz, as trustee